                                                                    Exhibit 99.2

                          REGISTRATION RIGHTS AGREEMENT

         This Registration Rights Agreement  ("Agreement"),  dated as of October
11,  2006,  is made by and between  WATER  CHEF,  INC.,  a Delaware  corporation
("Company"),  and SOUTHRIDGE  PARTNERS LP, a Delaware limited  liability company
(the "Subscriber").

                                    RECITALS

         WHEREAS,  upon the  terms and  subject  to the  conditions  of the Loan
Agreement,  as of even date, between the Subscriber and the Company, the Company has agreed to register for the Subscriber  seven million  shares  (7,000,000) of the common stock of the Company par value $0.001 per share (the "Common  Stock")
pursuant to conversions of the 8% convertible  promissory note ("Note"),  issued on even date ("Conversion  Shares"), and 882,352 shares of Common Stock pursuant to exercise of the Warrant ("Warrant Shares"), issued on even date (together the
Conversion Shares and the Warrant Shares hereinafter the "Subscribed Shares"),

         WHEREAS,  to induce the  Subscriber to execute and deliver the Purchase
Agreement,  the Company has agreed to provide certain  registration rights under the  Securities  Act  of  1933,  as  amended,  and  the  rules  and  regulations thereunder,  or any similar successor statute (collectively,  "Securities Act"), and applicable state securities laws with respect to the Subscribed Shares;

         NOW,  THEREFORE,  in  consideration  of the  premises  and  the  mutual covenants  contained  herein  and other  good and  valuable  consideration,  the receipt and  sufficiency of which are hereby  acknowledged,  the Company and the
Subscriber hereby agree as follows:

         1.       DEFINITIONS.

         (a)      As used in this Agreement,  the following terms shall have the following meaning:

         (i)      "Potential  Material  Event" means any of the  following:  (a)
possession by the Company of material  information  not ripe for disclosure in a
Registration Statement, which shall be evidenced by determinations in good faith by the Board of Directors of the Company that disclosure of such  information in the  Registration  Statement would be detrimental to the business and affairs of the Company,  or (b) any material  engagement  or activity by the Company  which would, in the good faith determination of the Board of Directors of the Company, be adversely  affected by disclosure in a  Registration  Statement at such time, which  determination  shall be accompanied by a good faith  determination by the
Board of  Directors  of the Company  that the  Registration  Statement  would be materially misleading absent the inclusion of such information.

         (ii)     "Subscription Date" means the date of this Agreement.

         (iii)    "Subscriber",  has the  meaning  set forth in the  preamble to this Agreement.

         (iv)     "Register",   "registered"  and  "registration"   refer  to  a
registration  effected  by  preparing  and filing a  Registration  Statement  or
Statements in compliance  with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering  securities on a delayed or continuous  basis ("Rule 415"),  and the  declaration  or ordering of effectiveness of such Registration Statement by the United States Securities and
Exchange Commission (the "SEC").

         (v)      "Registrable Securities" means the Subscribed Shares.

         (b)      Capitalized terms used herein and not otherwise defined herein shall  have the  respective  meanings  set forth in the Loan  Agreement  and the
Transaction Documents of even date.

         2.       REGISTRATION.

         (a)      MANDATORY  REGISTRATION.  The Company  shall  prepare and file with the SEC,  no later than thirty (30)  business  days after the  Subscription
Date  ("Filing  Date"),  a  Registration  Statement on Form SB-2  ("Registration
Statement"), or such other appropriate Registration Statement,  pursuant to Rule
457(o) of the Securities Act, no less than the amount of Subscribed  Shares, and to cause the Registration  Statement  relating to the Registrable  Securities to become effective the earlier of (a) five (5) business days after notice from the
Securities  and  Exchange  Commission  that the  Registration  Statement  may be declared effective,  or (b) one hundred twenty (120) days after the Subscription
Date  ("Effective  Date").  Such  Registration  Statement  shall state that,  in accordance with the Securities Act, it also covers such indeterminate  number of additional  shares of Common  Stock as may become  issuable to prevent  dilution resulting from stock splits, or stock dividends.

         (b)      DAMAGES.   If  the   Registration   Statement   covering   the
Registrable  Securities  required to be filed by the Company pursuant to Section
2(a)  hereof  is not  filed by the  Filing  Date or  declared  effective  by the
Effective  Date,  then upon  failure  of either  event the  Subscriber  shall be entitled to liquidated damages,  payable in cash, in the sum of one percent (1%)
of the  principal  amount of the Note (a) for each 30 day  period  (or  pro-rata portion  thereof) after the Filing Date that transpires  until the date that the
Company  files the  Registration  Statement,  and (b) for each 30 day period (or pro-rata  portion  thereof) after the Effective Date that transpires  until such date as the Registration Statement is declared effective.  In no event, however, shall the  liquidated  damages  payable  pursuant  to this  Section 2 (b) exceed twelve percent (12%) of the principal amount of the Note.

         The  Company  acknowledges  that its  failure to have the  Registration
Statement  filed by the Filing Date or declared  effective by the Effective Date
(for any reason other than the  requirement by the SEC of  modifications  to the structure of the transactions  contemplated  hereby that are unacceptable to the
Company or the  Subscriber)  shall cause the  Subscriber to suffer damages in an amount that shall be difficult to ascertain. Accordingly, the parties agree that it is  appropriate  to include in this  Agreement  a  provision  for  liquidated damages. The parties acknowledge and agree that the liquidated damages provision set forth in this section  represents the parties' good faith effort to quantify such  damages  and, as such,  agree that the form and amount of such  liquidated damages  are  reasonable  and will not  constitute  a  penalty.  The  payment of liquidated  damages  shall not  relieve  the  Company  from its  obligations  to register the Common Stock and deliver the Common Stock  pursuant to the terms of this Agreement, the Purchase Agreement and the Subscribed Shares.

         3.       OBLIGATION OF THE COMPANY. In connection with the registration of the Registrable Securities, the Company shall do each of the following:

                  (a) Prepare promptly, and file with the SEC within thirty (30)
days of the Subscription Date, a Registration Statement with respect to not less than the number of Registrable  Securities  provided in Section 2(a) above, and, thereafter, use its best efforts to cause the Registration Statement relating to the  Registrable  Securities  to become  effective  the  earlier of (a) five (5)
business days after notice from the Securities and Exchange  Commission that the
Registration  Statement  may be declared  effective,  or (b) one hundred  twenty
(120) days after the  Subscription  Date,  and keep the  Registration  Statement effective at all times until the earliest of (i) the date that is one year after the completion of the last Closing Date under the Purchase  Agreement,  (ii) the date when the  Subscriber  may sell all  Registrable  Securities  under Rule 144 without volume limitations,  or (iii) the date the Subscriber no longer owns any of the Registrable Securities  (collectively,  the "Registration Period"), which
Registration  Statement  (including any amendments or  supplements,  thereto and prospectuses  contained  therein)  shall not contain any untrue  statement  of a material fact or omit to state a material fact required to be stated  therein or necessary  to make the  statements  therein,  in the light of the  circumstances under which they were made, not misleading;

                  (b) Prepare and file with the SEC such  amendments  (including post-effective amendments) and supplements to the Registration Statement and the prospectus  used  in  connection  with  the  Registration  Statement  as  may be necessary to keep the Registration  Statement  effective at all times during the
Registration Period, and, during the Registration Period, and to comply with the provisions  of  the  Securities  Act  with  respect  to the  disposition  of all
Registrable  Securities  of the Company  covered by the  Registration  Statement until the expiration of the Registration Period.

                  (c) Permit a single firm of counsel  designated  by Subscriber to review the Registration  Statement and all amendments and supplements thereto a reasonable  period of time (but not less than three (3) Business Day) prior to their  filing  with the SEC,  and not file any  document in a form to which such counsel reasonably objects.

                  (d)  Notify   Subscriber   and   Subscriber's   legal  counsel
identified to the Company  ("SUBSCRIBER'S  COUNSEL") (and, in the case of (i)(A)
below,  not less  than  one (1)  Business  Day  prior  to such  filing)  and (if requested by any such  person)  confirm such notice in writing no later than one
(1) Business Day following the day (i): (A) when a prospectus or any  prospectus supplement or post-effective amendment to the Registration Statement is proposed to be filed;  (B) whenever the SEC notifies the Company  whether there will be a
"review" of such Registration Statement; (C) whenever the Company receives (or a

                                      -3-

representative  of the  Company  receives  on its  behalf)  any oral or  written comments  from the SEC respect of a  Registration  Statement  (copies or, in the case of oral  comments,  written or oral  summaries  of such  comments  shall be promptly furnished by the Company to Subscriber's Counsel); and (D) with respect to the Registration Statement or any post-effective amendment, when the same has become  effective;  (ii) of any request by the SEC or any other Federal or state governmental  authority  for  amendments  or  supplements  to  the  Registration
Statement or the prospectus or for additional information; (iii) of the issuance by the SEC of any stop order  suspending the  effectiveness  of the Registration
Statement covering any or all of the Registrable Securities or the initiation of any proceedings for that purpose; (iv) if at any time any of the representations or  warranties  of  the  Company  contained  in  any  agreement  (including  any securities purchase agreement) contemplated hereby ceases to be true and correct in all material respects;  (v) of the receipt by the Company of any notification
with  respect  to  the  suspension  of  the   qualification  or  exemption  from
qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose; and (vi) of the  occurrence  of any event that to the  knowledge  of the  Company  makes any statement made in the  Registration  Statement or the prospectus or any document incorporated  or deemed to be  incorporated  therein by reference  untrue in any material respect or that requires any revisions to the  Registration  Statement, the  prospectus  or other  documents  so that,  in the case of the  Registration
Statement or the prospectus,  as the case may be, it will not contain any untrue statement of a material  fact or omit to state any material  fact required to be stated therein or necessary to make the statements  therein, in the light of the circumstances  under which they were made,  not  misleading.  In  addition,  the
Company shall furnish  Subscriber's  Counsel with copies of all intended written responses to the comments  contemplated  in clause (C) of this Section not later than one (1)  Business Day in advance of the filing of such  responses  with the
SEC so that Subscriber shall have the opportunity to comment thereon.

                  (e)  Furnish to  Subscriber,  (i)  promptly  after the same is prepared  and  publicly  distributed,  filed with the SEC,  or  received  by the
Company, one (1) copy of the Registration Statement, each preliminary prospectus and the  prospectus,  and each  amendment or supplement  thereto,  and (ii) such number of copies of a prospectus,  including a preliminary  prospectus,  and all amendments and supplements  thereto and such other documents,  as the Subscriber may reasonably request in order to facilitate the disposition of the Registrable
Securities owned by the Subscriber;

                  (f) Use all diligent  efforts to (i) register  and/or  qualify the  Registrable  Securities  covered by the  Registration  Statement under such other  securities or blue sky laws of such  jurisdictions  as the Subscriber may reasonably  request and in which  significant  volumes of shares of Common Stock are  traded,  (ii)  prepare  and file in  those  jurisdictions  such  amendments
(including post-effective  amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness  thereof at all times during the  Registration  Period,  (iii) take such other actions as may be necessary to maintain  such  registrations  and  qualification  in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the  Registrable  Securities  for sale in such jurisdictions:  PROVIDED,  HOWEVER,  that the  Company  shall not be required in

                                      -4-

connection  therewith or as a condition thereto to (A) qualify to do business in any  jurisdiction  where it would not  otherwise  be required to qualify but for this  Section  3(f),  (B)  subject  itself  to  general  taxation  in  any  such jurisdiction,  (C) file a general  consent  to  service  of  process in any such jurisdiction,  (D) provide any undertakings that cause more than nominal expense or burden to the Company or (E) make any change in its charter or by-laws or any then  existing  contracts,  which in each  case the  Board of  Directors  of the
Company  determines to be contrary to the best  interests of the Company and its stockholders;

                  (g) As promptly as  practicable  after  becoming aware of such event,  notify the Subscriber of the happening of any event of which the Company has knowledge,  as a result of which the prospectus included in the Registration
Statement,  as then in effect,  includes any untrue statement of a material fact or omits to state a material fact required to be stated  therein or necessary to make the statements  therein, in the light of the circumstances under which they were  made,  not  misleading  ("Registration  Default"),  and uses all  diligent efforts to  promptly  prepare a  supplement  or  amendment  to the  Registration
Statement  or other  appropriate  filing  with the SEC to  correct  such  untrue statement or omission,  and any other necessary  steps to cure the  Registration
Default,  and deliver a number of copies of such  supplement or amendment to the
Subscriber  as the  Subscriber  may  reasonably  request.  Failure  to cure  the
Registration  Default  within ten (10) business days shall result in the Company including  liquidated damages of 2% of the cost of all common stock then held by the investor for each 15 day period or portion thereof, beginning on the date of suspension.

                  (h) As promptly as  practicable  after  becoming aware of such event, notify the Subscriber (or, in the event of an underwritten  offering, the managing underwriters) of the issuance by the SEC of any notice of effectiveness or any stop order or other  suspension of the  effectiveness of the Registration
Statement at the earliest possible time;

                  (i) Notwithstanding the foregoing, if at any time or from time to time  after the date of  effectiveness  of the  Registration  Statement,  the
Company  notifies  Investor in writing of the existence of a Potential  Material
Event  ("Blackout  Notice"),  Investor  shall not offer or sell any  Registrable
Securities,  or engage in any other  transaction  involving  or  relating to the
Registrable Securities,  from the time of the giving of notice with respect to a
Potential Material Event until Investor receives written notice from the Company that such Potential Material Event either has been disclosed to the public or no longer constitutes a Potential Material Event;  PROVIDED,  HOWEVER, that (a) the
Company may not so suspend the right to such holders of  Registrable  Securities for more than two ten (10) day  periods in the  aggregate  during  any  12-month period  ("Blackout  Period")  with at least a ten  (10)  Business  Day  interval between such periods,  during the periods the Registration Statement is required to be in effect,  or (b) that if such Blackout  Period exceeds the permitted ten
(10) day periods,  the Company shall pay damages of 2% of the cost of all common stock  then held by the  Investor  for each  fifteen  (15) day period or portion thereof, beginning on the date of the suspension.

                                      -5-

                  (j) Use its  commercially  reasonable  efforts,  if  eligible, either to (i) cause all the Registrable  Securities  covered by the Registration
Statement to be listed on a national  securities exchange and on each additional national  securities  exchange on which  securities  of the same class or series issued  by the  Company  are  then  listed,  if  any,  if the  listing  of  such
Registrable  Securities is then permitted  under the rules of such exchange,  or
(ii)  secure  designation  of all  the  Registrable  Securities  covered  by the
Registration Statement as a National Association of Securities Dealers Automated
Quotations System ("Nasdaq") "Small  Capitalization"  within the meaning of Rule
11Aa2-1 of the SEC under the  Securities  Exchange Act of 1934,  as amended (the
"Exchange Act"),  and the quotation of the Registrable  Securities on the Nasdaq
Small Cap Market; or if, despite the Company's  commercially  reasonable efforts to satisfy the  preceding  clause (i) or (ii),  the Company is  unsuccessful  in doing  so, to secure  NASD  authorization  and  quotation  for such  Registrable
Securities on the  over-the-counter  bulletin  board and,  without  limiting the generality  of the  foregoing,  to  arrange  for at least two  market  makers to register with the National  Association of Securities Dealers,  Inc. ("NASD") as
such with respect to such registrable  securities;  PROVIDED,  HOWEVER, that the
Subscriber   acknowledges   that  the  Company  does  not  currently   meet  the
requirements for listing on a national  securities  exchange or the Nasdaq Small
Cap Market  pursuant to (i) or (ii) and that  nothing in this  section  shall be construed to require the Company to pursue such qualification until such time as the Company satisfies such requirements for a period of not less than forty-five
(45) days:

                  (k) Provide a transfer  agent for the  Registrable  Securities not later than the Subscription Date of the Registration Statement;

                  (l) Cooperate  with the  Subscriber  to facilitate  the timely preparation  and delivery of certificates  for the Registrable  Securities to be offered pursuant to the Registration  Statement and enable such certificates for the Registrable  Securities to be in such  denominations  or amounts as the case may be, as the Subscriber may reasonably  request and registration in such names as the  Subscriber  may  request;  and,  within five (5)  business  days after a
Registration   Statement  which  includes  Registrable   Securities  is  ordered
effective by the SEC, the Company shall  deliver,  and shall cause legal counsel selected by the Company to deliver,  to the transfer  agent for the  Registrable
Securities  (with  copies to the  Subscriber)  an  appropriate  instruction  and opinion of such counsel, if so required by the Company's transfer agent; and

                  (m) Take all other  reasonable  actions  necessary to expedite and  facilitate  distribution  to the Subscriber of the  Registrable  Securities
pursuant to the Registration Statement.

         4.       OBLIGATIONS  OF  THE   SUBSCRIBER.   In  connection  with  the
registration  of the  Registrable  Securities,  the  Subscriber  shall  have the following obligations;

                  (a) It shall be a condition  precedent to the  obligations  of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of the Subscriber that the Subscriber shall timely furnish to the  Company  such  information  regarding  itself,  the  Registrable

                                      -6-

Securities held by it, and the intended method of disposition of the Registrable
Securities  held  by  it,  as  shall  be  reasonably   required  to  effect  the
registration  of such  Registrable  Securities  and shall  timely  execute  such documents in connection  with such  registration  as the Company may  reasonably request.

                  (b) The  Subscriber  by such  Subscriber's  acceptance  of the
Registrable  Securities  agrees to  cooperate  with the  Company  as  reasonably requested by the Company in connection  with the  preparation  and filing of the
Registration Statement hereunder; and

                  (c) The  Subscriber  agrees  that,  upon receipt of any notice from the Company of the happening of any event of the kind  described in Section
3(g) or 3(h) above, the Subscriber will immediately  discontinue  disposition of
Registrable  Securities  pursuant to the  Registration  Statement  covering such
Registrable   Securities  until  the  Subscriber  receives  the  copies  of  the supplemented or amended prospectus  contemplated by Section 3(g) or 3(h) and, if so directed by the Company,  the Subscriber shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate  of destruction)  all  copies  in the  Subscriber's  possession,  of the  prospectus covering  such  Registrable  Securities  current  at the time of receipt of such notice.

         5.       EXPENSES OF REGISTRATION. (a) All reasonable expenses incurred in connection with Registrations,  filings or qualifications pursuant to SECTION
3, including, without limitation, all Registration,  listing, and qualifications fees,  printers and accounting  fees, the fees and  disbursements of counsel for the  Company  shall be  borne by the  Company.  A fee for a single  counsel  for
Investor  for  the  initial  Registration  Statement  and  for  each  Additional
Registration Statement covering the Registrable Securities shall be borne by the
Company.

                  (b) Except as otherwise provided for in SCHEDULE 5(b) attached hereto,  the Company nor any of its subsidiaries has, as of the date hereof, and the  Company  shall not on or after the date of this  Agreement,  enter into any agreement with respect to its securities  that is  inconsistent  with the rights granted to Investor in this Agreement or otherwise conflicts with the provisions hereof.  Except as otherwise  provided for in SCHEDULE 5(b), the Company has not previously  entered into any  agreement  granting any  registration  rights with respect to any of its securities to any person. Except as otherwise provided for in this SECTION 5, and without limiting the generality of the foregoing, without the written  consent of Investor,  the Company shall not grant to any person the right to request the Company to Register any securities of the Company under the
Securities  Act unless the rights so granted are subject in all  respects to the prior  rights in full of Investor  set forth  herein,  and are not  otherwise in conflict or  inconsistent  with the  provisions of this  Agreement and the other
Transaction Documents.

         6.       INDEMNIFICATION.  After Registrable Securities are included in a Registration Statement under this Agreement:

                                      -7-

                  (a) To the extent permitted by law, the Company will indemnify and hold harmless,  the Subscriber,  the directors,  if any, of such Subscriber, the officers, if any, of such Subscriber,  each person, if any, who controls the
Subscriber  within the meaning of the  Securities Act or the Exchange Act (each, an "Indemnified Person"),  against any losses, claims,  damages,  liabilities or expenses (joint or several)  incurred  (collectively,  "Claims") to which any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar  as such  Claims  (or  actions  or  proceedings,  whether  commenced  or threatened,  in respect  thereof) arise out of or are based upon: (i) any untrue statement  or alleged  untrue  statement  of a material  fact  contained  in the
Registration  Statement or any post-effective  amendment thereof or the omission or alleged  omission  to state  therein a material  fact  required  to be stated
therein or necessary to make the  statements  therein not  misleading,  (ii) any untrue statement or alleged untrue statement of a material fact contained in any
preliminary   prospectus  if  used  prior  to  the  Subscription  Date  of  such
Registration  Statement,  or  contained in the final  prospectus  (as amended or supplemented,  if the Company files any amendment thereof or supplement  thereto with the SEC) or the omission or alleged  omission to state therein any material fact  necessary  to make  the  statements  made  therein,  in the  light  of the circumstances  under which the  statements  therein were made, not misleading or
(iii) any violation or alleged  violation by the Company of the Securities  Act, the Exchange Act, any state  securities law or any rule or regulation  under the
Securities Act, the Exchange Act or any state securities law (the matters in the
foregoing  clauses  (i)  through  (iii)  being   collectively   referred  to  as
"Violations").  The Company  shall  reimburse the  Subscriber,  promptly as such expenses are incurred and are due and payable,  for any reasonable legal fees or other reasonable  expenses incurred by them in connection with  investigating or defending  any such Claim.  Notwithstanding  anything to the contrary  contained herein, the  indemnification  agreement contained in this Section 6(a) shall not
(i) apply to any Claims arising out of or based upon a Violation which occurs in reliance upon and in  conformity  with  information  furnished in writing to the
Company  by or on  behalf  of  any  Indemnified  Person  expressly  for  use  in connection  with  the  preparation  of the  Registration  Statement  or any such amendment  thereof or supplement  thereto,  if such  prospectus  was timely made available by the Company  pursuant to Section 3(b) hereof;  (ii) with respect to any  preliminary  prospectus,  inure to the benefit of any such person from whom the person  asserting any such Claim purchased the  Registrable  Securities that are the  subject  thereof  (or to the  benefit  of any person  controlling  such person) if the untrue  statement or omission of material  fact  contained in the preliminary  prospectus  was  corrected  in the  prospectus,  as then amended or supplemented,  if such  prospectus  was timely  made  available  by the  Company pursuant to Section 3(b) hereof;  (iii) be available to the extent such Claim is based on a failure of the  Subscriber  to deliver or cause to be  delivered  the prospectus  made  available  by the  Company;  or (iv) apply to amounts  paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company,  which consent shall not be unreasonably  withheld.  The
Subscriber  will  indemnify  the Company,  its  officers,  directors  and agents
(including  legal  counsel)  against  any claims  arising out of or based upon a
Violation  which  occurs in reliance  upon and in  conformity  with  information furnished  in  writing  to the  Company,  by or on  behalf  of such  Subscriber, expressly  for  use in  connection  with  the  preparation  of the  Registration
Statement,  subject to such limitations and conditions set forth in the previous sentence. Such indemnity shall remain in full force and effect regardless of any investigation  made by or on behalf  of the  Indemnified  Person or  Indemnified
Party.

                                      -8-

                  (b) Promptly after receipt by an Indemnified Person under this
Section  6  of  notice  of  the  commencement  of  any  action   (including  any
governmental  action),  such  Indemnified  Person  shall,  if a Claim in respect thereof is to be made  against  any  indemnifying  party  under this  Section 6, deliver to the indemnifying  party a written notice of the commencement  thereof and the  indemnifying  party shall have the right to participate in, and, to the extent the indemnifying  party so desires,  jointly with any other  indemnifying party similarly  noticed,  to assume control of the defense thereof with counsel mutually  satisfactory to the indemnifying party and the Indemnified  Person, as the case may be; PROVIDED,  HOWEVER,  that an Indemnified  Person shall have the right to retain its own counsel with the reasonable fees and expenses to be paid by the indemnifying  party, if, in the reasonable opinion of counsel retained by the indemnifying  party, the  representation  by such counsel of the Indemnified
Person  and the  indemnifying  party  would be  inappropriate  due to  actual or potential  differing  interests  between such  Indemnified  Person and any other party represented by such counsel in such proceeding. In such event, the Company shall pay for only one separate legal counsel for the Subscriber selected by the
Subscriber.  The failure to deliver  written  notice to the  indemnifying  party within a  reasonable  time of the  commencement  of any such  action  shall  not relieve such indemnifying party of any liability to the Indemnified Person under this Section 6, except to the extent that the  indemnifying  party is prejudiced in its  ability to defend  such  action.  The  indemnification  required by this
Section 6 shall be made by periodic  payments of the amount  thereof  during the course  of the  investigation  or  defense,  as such  expense,  loss,  damage or liability is incurred and is due and payable.

         7.       CONTRIBUTION.   To  the  extent  any   indemnification  by  an
indemnifying  party is  prohibited  or limited by law,  the  indemnifying  party agrees to make the maximum contribution with respect to any amounts for which it would  otherwise be liable under  Section 6 to the fullest  extent  permitted by
law;  PROVIDED,   HOWEVER,   that  (a)  no  contribution  shall  be  made  under
circumstances  where the maker  would not have been  liable for  indemnification under the fault  standards set forth in Section 6; (b) no seller of  Registrable
Securities guilty of fraudulent misrepresentation (within the meaning of Section
11(f) of the Securities Act) shall be entitled to  contribution  from any seller
of   Registrable   Securities   who  was   not   guilty   of   such   fraudulent
misrepresentation;  and (c) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

         8.       REPORTS UNDER EXCHANGE ACT. With a view to making available to the Investor the benefits of Rule 144  promulgated  under the  Securities Act or any other  similar rule or regulation of the SEC that may at any time permit the
Investor to sell  securities of the Company to the public  without  registration
("Rule 144"), the Company agrees to use its reasonable best efforts to:

                  (a) make and keep public information available, as those terms are understood and defined in Rule 144;

                                      -9-

                  (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Exchange Act;

                  (c)  furnish  to the  Investor  so long as the  Investor  owns
Registrable  Securities,  promptly upon request,  (i) a written statement by the
Company that it has complied  with the reporting  requirements  of Rule 144, the
Securities  Act and the Exchange  Act,  (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company solely if unavailable by EDGAR, and (iii) such other  information as may be  reasonably  requested to permit the  Investors  to sell such  securities pursuant to Rule 144 without registration; and

                  (d) at the request of any Investor of Registrable  Securities, give its Transfer  Agent  irrevocable  instructions  (supported by an opinion of
Company  counsel,  if required or requested by the Transfer Agent) to the effect that, upon the Transfer Agent's receipt from such Investor of:

                  (i) a certificate  (a "Rule 144  Certificate")  certifying (A)
                  that  such  Investor  has  held  the  shares  of   Registrable
                  Securities   which  the   Investor   proposes   to  sell  (the
                  "Securities  Being  Sold")  for a period  of not less than (1)
                  year and (B) as to such other matters as may be appropriate in accordance with Rule 144 under the Securities Act, and

                  (ii) an opinion  of counsel  acceptable  to the  Company  (for which  purposes  it is  agreed  that  the  initial  Investor's
                  Counsel  shall be deemed  acceptable  if such  opinion  is not given  by  Company  Counsel)  that,  based  on  the  Rule  144
                  Certificate, Securities Being Sold may be sold pursuant to the provisions  of Rule 144,  even in the absence of an  effective
                  Registration Statement,

         the Transfer  Agent is to effect the transfer of the  Securities  Being
Sold and  issue to the  buyer(s)  or  transferee(s)  thereof  one or more  stock certificates  representing  the  transferred  Securities  Being Sold without any restrictive legend and without recording any restrictions on the transferability of such shares on the Transfer  Agent's books and records  (except to the extent any such legend or restriction results from facts other than the identity of the
Investor,  as the seller or  transferor  thereof,  or the status,  including any relevant  legends or  restrictions,  of the shares of the Securities  Being Sold while held by the  Investor).  If the Transfer  Agent  requires  any  additional documentation at the time of the transfer, the Company shall deliver or cause to be delivered all such reasonable additional documentation as may be necessary to effectuate the issuance of an unlegended certificate.

         9.       MISCELLANEOUS.

         (a)      REGISTERED OWNERS. A person or entity is deemed to be a holder of  Registrable  Securities  whenever  such person or entity owns of record such
Registrable  Securities.  If  the  Company  receives  conflicting  instructions, notices or elections  from two or more  persons or entities  with respect to the

                                      -10-

same  Registrable   Securities,   the  Company  shall  act  upon  the  basis  of
instructions,  notice or election  received  from the  registered  owner of such
Registrable Securities.

         (b)      RIGHTS CUMULATIVE;  WAIVERS. The rights of each of the parties under this Agreement are cumulative. The rights of each of the parties hereunder shall not be capable of being waived or varied  other than by an express  waiver or variation in writing.  Any failure to exercise or any delay in exercising any of such rights  shall not operate as a waiver or  variation of that or any other such right.  Any  defective or partial  exercise of any of such rights shall not preclude any other or further  exercise of that or any other such right.  No act or course of conduct or  negotiation  on the part of any party  shall in any way preclude such party from exercising any such right or constitute a suspension or any variation of any such right.

         (c)      BENEFIT;  SUCCESSORS  BOUND.  This  Agreement  and the  terms,
covenants,  conditions,  provisions,  obligations,   undertakings,  rights,  and
benefits  hereof,  shall be binding upon, and shall inure to the benefit of, the undersigned parties and their heirs, executors, administrators, representatives, successors, and permitted assigns.

         (d)      ENTIRE AGREEMENT. This Agreement contains the entire agreement between the parties  with  respect to the subject  matter  hereof.  There are no promises,  agreements,  conditions,  undertakings,  understandings,  warranties, covenants or representations,  oral or written, express or implied, between them with  respect to this  Agreement  or the matters  described  in this  Agreement, except as set forth in this Agreement and in the other documentation relating to
the  transactions   contemplated  by  this  Agreement.  Any  such  negotiations, promises,  or  understandings  shall not be used to interpret or constitute this
Agreement.

         (e)      ASSIGNMENT.   The   rights  to  have  the   Company   register
Registrable  Securities  pursuant  to  this  Agreement  may be  assigned  by the
Subscribers to any transferee,  only if: (a) the assignment  relates to not less than one hundred thousand dollars  ($100,000) of Registrable  Securities and the
Transferee is an Accredited  Investor under Regulation D not in competition with the  Company;  (b) the Company  receives a legal  opinion in form and  substance satisfactory to the Company that the proposed transfer complies with federal and state  securities  laws  and does  not  adversely  effect  the  validity  of the transactions  executed (or to be executed) under this Agreement and the Purchase
Agreement under federal and state securities  laws; (c) the assignment  requires that  the  Transferee  be  bound  by all of the  provisions  contained  in  this
Agreement,  and  Subscriber,  the Company and the  transferee  or assignee  (the
"Transferee") enter into a written agreement,  which shall be enforceable by the
Company  against the Transferee and by the  Transferee  against the Company,  to assign such rights;  and (d)  immediately  following such transfer or assignment the further  disposition  of such  securities  by the  transferee or assignee is restricted  under the Securities Act and applicable state securities laws. Prior to the  assignment  the  company  shall  have the right to  perform  its own due diligence  regarding the assignee and have the right to approve the  assignment, provided that such approval shall not be unreasonably  withheld. In the event of any delay in filing or effectiveness  of the Registration  Statement as a result of such assignment, the Company shall not be liable for any damages arising from such delay, or the payments set forth in Section 2(c) hereof.

                                      -11-

         (f)      AMENDMENT.  Any provision of this Agreement may be amended and the  observance  thereof  may be waived  (either  generally  or in a  particular instance  and either  retroactively  or  prospectively),  only with the  written consent of the Company  and  Subscriber.  Any  amendment  or waiver  affected in accordance  with  this  Section  9 shall be  binding  upon the  Company  and any subsequent Transferees.

         (g)      SEVERABILITY.  Each part of this  Agreement  is intended to be severable.  In the event that any  provision  of this  Agreement is found by any
court  or  other   authority  of  competent   jurisdiction   to  be  illegal  or
unenforceable,  such  provision  shall be  severed  or  modified  to the  extent necessary to render it enforceable and as so severed or modified, this Agreement shall continue in full force and effect.

         (h)      NOTICES.  Notices  required or permitted to be given hereunder shall be in writing and shall be deemed to be sufficiently given when personally delivered  (by hand,  by courier,  by  telephone  line  facsimile  transmission, receipt  confirmed,  or other means) or sent by certified  mail,  return receipt requested,  properly  addressed and with proper  postage  pre-paid (i) if to the
Company,  at its executive office and (ii) if to the Subscriber,  at the address set  forth  under  its  name  in the  Purchase  Agreement,  with  a copy  to its designated  attorney,  or at such other address as each such party  furnishes by notice given in accordance with this Section 9(a), and shall be effective,  when personally delivered, upon receipt and, when so sent by certified mail, five (5)
business days after deposit with the United States Postal Service.

         (i)      GOVERNING  LAW.  This  Agreement  shall  be  governed  by  the interpreted  in  accordance  with  the laws of the  State  of New  York  without reference  to its  conflicts  of laws rules or  principles.  Each of the parties consents to the exclusive jurisdiction of the federal courts of the State of New
York in  connection  with any dispute  arising  under this  Agreement and hereby waives,  to the maximum extent  permitted by law, any  objection,  including any objection  based on FORUM NON COVENIENS,  to the bringing of any such proceeding in such jurisdictions.  Each of the parties hereby waives a trial by jury in any action,  proceeding  or  counterclaim  brought by either of the  parties  hereto against the other in respect of any matter arising out of or in connection  with this Agreement.

                                      -12-

         (j)      CONSENTS.  The person signing this Agreement on behalf of each party hereby  represents and warrants that he has the necessary  power,  consent and authority to execute and deliver this Agreement on behalf of that party.

         (k)      FURTHER  ASSURANCES.   In  addition  to  the  instruments  and
documents to be made,  executed and delivered  pursuant to this  Agreement,  the parties hereto agree to make, execute and deliver or cause to be made,  executed and delivered,  to the requesting party such other  instruments and to take such other actions as the requesting  party may  reasonably  require to carry out the terms of this Agreement and the transactions contemplated hereby.

         (l)      SECTION  HEADINGS.  The Section headings in this Agreement are for  reference  purposes  only and shall not  affect in any way the  meaning  or interpretation of this Agreement.

         (m)      CONSTRUCTION. Unless the context otherwise requires, when used herein,  the singular shall be deemed to include the plural, the plural shall be deemed to include each of the  singular,  and pronouns of one or no gender shall be deemed to include the equivalent pronoun of the other or no gender.

         (n)      EXECUTION IN  COUNTERPARTS.  This Agreement may be executed in two or more  counterparts,  each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party,  may be  delivered  to the  other  party  hereto by  telephone  line facsimile  transmission of a copy of this Agreement bearing the signature of the party so delivering  this  Agreement.  A facsimile  transmission  of this signed
Agreement shall be legal and binding on all parties hereto.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                      -13-

         IN WITNESS  WHEREOF,  the parties have caused this Agreement to be duly executed by their  respective  officers  thereunto duly authorized as of the day and year first above written.

                                            COMPANY:

                                            WATER CHEF, INC.

                                            By:   /s/ David A. Conway
                                                --------------------------------
                                            Name:  David A. Conway
                                                  ------------------------------
                                            Title: President & CEO
                                                   -----------------------------

                                            SUBSCRIBER:

                                            SOUTHRIDGE PARTNERS LP

                                            By:   /s/ Steven Hicks
                                                --------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------

                                      -14-